UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 22, 2019

PENN VIRGINIA CORPORATION

(Exact Name of Registrant as Specified in Charter)

Virginia	1-13283	23-1184320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16285 Park Ten Place, Suite 500 Houston, TX		77084
(Address of Principle Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 722-6500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement

The information set forth in Item 1.02 of this Form 8-K is incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement

As previously disclosed, on October 28, 2018, Denbury Resources Inc. (“Denbury”), Dragon Merger Sub Inc., a wholly owned subsidiary of Denbury (“Merger Sub”), DR Sub LLC, a wholly owned subsidiary of Denbury (“LLC Sub”), and Penn Virginia Corporation (“Penn Virginia”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). On March 21, 2019, Penn Virginia, Denbury, Merger Sub and LLC Sub entered into a Termination Agreement (the “Termination Agreement”) under which the parties mutually agreed to terminate the Merger Agreement. Subject to limited customary exceptions, the Termination Agreement also mutually releases the parties from any claims of liability to one another relating to the contemplated merger transaction. Pursuant to the terms of the Merger Agreement and the Termination Agreement, neither Penn Virginia nor Denbury will be responsible for any payments to the other party as a result of the termination of the Merger Agreement.

The foregoing descriptions of the Merger Agreement and the Termination Agreement are not complete and are qualified in their entirety by the terms and conditions of the full text of the Merger Agreement, which was previously filed as Exhibit 2.1 to the Current Report on Form 8-K with the U.S. Securities and Exchange Commission by Penn Virginia on October 29, 2018, and the full text of the Termination Agreement, which is attached hereto as Exhibit 2.1, each of which is incorporated by reference herein.

Item 7.01. Regulation FD Disclosure

On March 21, 2019, Penn Virginia issued a press release announcing the termination of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

As a result of the termination of the Merger Agreement, the special meeting of Penn Virginia’s shareholders, which was to be held on April 17, 2019 for the purpose of voting on the Merger Agreement and proposed transactions related thereto, will not take place.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description

2.1	Termination Agreement, dated as of March 21, 2019, among Denbury Resources Inc., Dragon Merger Sub Inc., DR Sub LLC and Penn Virginia Corporation.

99.1	Press release issued by Penn Virginia Corporation on March 21, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 22, 2019	PENN VIRGINIA CORPORATION

	By:	/s/ Katherine J. Ryan
Katherine J. Ryan
Vice President, Chief Legal Counsel and Corporate Secretary